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                                                                  EXHIBIT 23.1

                          CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 21, 1998, except for Note 10 which is as of March 25, 1998, appearing on page 27 of the Annual Report on Form 10-K of Larscom Incorporated for the year ended December 31, 1997.


/s/ PricewaterhouseCoopers LLP
San Jose, California

September 24, 1998